UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2017

ARES MANAGEMENT, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2017, the registrant announced that Michael J Arougheti was appointed as Chief Executive Officer of its general partner, effective  January 1, 2018. Mr. Arougheti will also continue to serve as a Director and the President of the registrant’s general partner.

In connection with Mr. Arougheti’s appointment, effective January 1, 2018, Antony P. Ressler stepped down from his position as Chief Executive Officer of the registrant’s general partner and has been named Executive Chairman of the registrant’s general partner.

Further, on December 18, 2017, the registrant announced that Michael R. McFerran was appointed as Chief Operating Officer of its general partner, effective  January 1, 2018. Mr. McFerran will also continue to serve as Executive Vice President and Chief Financial Officer of the registrant’s general partner.

The registrant also announced that Ryan Berry was appointed as Chief Marketing & Strategy Officer of its general partner, effective January 1, 2018.  Further, the registrant announced that Ryan Berry and Michael R. McFerran were admitted to the board of managers of Ares Partners Holdco LLC, the sole member of the registrant’s general partner, effective January 1, 2018.  In connection with the foregoing, the board of managers of Ares Partners Holdco LLC was expanded from five to seven managers.

Biographical information for each of Messrs. Arougheti and McFerran is set forth in the registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2017, and such information is incorporated by reference herein.

There are no arrangements or understandings between either Mr. Arougheti or Mr. McFerran and any other person pursuant to which he was appointed as Chief Executive Officer or Chief Operating Officer, respectively, and there are no relationships between either Mr. Arougheti or Mr. McFerran and the registrant that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 7.01   Regulation FD Disclosure.

On December 18, 2017, the registrant issued a press release announcing the changes referenced in Item 5.02 above, including Messrs. Arougheti’s, McFerran’s and Berry’s appointments. The text of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit Number	Exhibit Description
99.1	Press release dated December 18, 2017

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press release dated December 18, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 18, 2017

ARES MANAGEMENT, L.P.

By: Ares Management GP LLC, its general partner

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Executive Vice President, Chief Legal Officer & Secretary